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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 January 5, 2000


                                 PERRIGO COMPANY
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




   MICHIGAN                       0-19725                     38-2799573
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(State of other                 (Commission                (I.R.S. Employer
Jurisdiction of                 File Number)                Identification
 Incorporation)                                             Number)



515 Eastern Avenue, Allegan, Michigan                   49010
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:
(616) 673-8451
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         ITEM 5.  Other Events
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               The Perrigo Company announced that Douglas R. Schrank has been named Executive Vice President and Chief Financial Officer, effective immediately.

         Mr. Schrank, 51, joins Perrigo from Cleveland-based M. A. Hanna Company where he most recently served as President of its Hanna Color subsidiary. While at M. A. Hanna, he also served as Senior Vice President of the Plastics Division and the company's Vice President and Chief Financial Officer. Prior to M. A. Hanna he held senior-level financial, administrative and sales positions at Sealy Corporation, Eyelab Inc., and Pillsbury Company. Mr. Schrank earned a Bachelor of Science and a Masters in Business Administration, Finance and Accounting from the University of Michigan and is a CPA.






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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PERRIGO COMPANY
                                     (Registrant)



                                     By:  /s/Thomas J. Ross
                                          -------------------------
Dated: January 5, 2000                    Thomas J. Ross
                                          Vice President-Finance